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-----------------------------------------------------------------------------------------------------------------------------------
                                                              Block Mortgage Finance
                                                            Asset Backed Certificates
                                                                  Series 1998-2
-----------------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT TO CERTIFICATE HOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
    Distribution Date:      26-Oct-98

-----------------------------------------------------------------------------------------------------------------------------------
                       Original          Beginning                                                                        Ending
                    Certificate        Certificate        Principal           Interest               Total           Certificate
       Class         Face Value            Balance     Distribution       Distribution        Distribution               Balance
-----------------------------------------------------------------------------------------------------------------------------------
       A-1        50,000,000.00       46,096,161.39    1,851,327.12         251,992.35        2,103,319.47         44,244,834.27
       A-2        20,000,000.00       20,000,000.00            0.00         104,000.00          104,000.00         20,000,000.00
       A-3        18,000,000.00       18,000,000.00            0.00          94,950.00           94,950.00         18,000,000.00
       A-4        22,000,000.00       22,000,000.00            0.00         118,800.00          118,800.00         22,000,000.00
       A-5        11,464,000.00       11,464,000.00            0.00          64,867.13           64,867.13         11,464,000.00
       A-6        13,496,000.00       13,496,000.00            0.00          71,753.73           71,753.73         13,496,000.00
       A-7        87,384,000.00       84,944,590.64    2,087,947.65         422,330.94        2,510,278.59         82,856,642.99
       A-8        29,128,000.00       29,128,000.00            0.00         151,222.87          151,222.87         29,128,000.00
        R                  0.00                0.00            0.00               0.00                0.00                  0.00
    -------------------------------------------------------------------------------------------------------------------------------
    Total        251,472,000.00      245,128,752.03    3,939,274.77       1,279,917.02        5,219,191.79        241,189,477.26
    -------------------------------------------------------------------------------------------------------------------------------






    -------------------------------------------------------------------------------------------------------------------------------
                                         AMOUNTS PER $1,000 UNIT                                                        RATES
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Ending
                                        Principal         Interest           Total           Certificate             Current Pass
       Class         CUSIP           Distribution     Distribution    Distribution               Balance             Through Rate
    -------------------------------------------------------------------------------------------------------------------------------
        A-1        09367MAS8          37.02654240      5.03984700      42.06638940          884.89668540                 6.56000%
        A-2        09367MAT6           0.00000000      5.20000000       5.20000000        1,000.00000000                 6.24000%
        A-3        09367MAU3           0.00000000      5.27500000       5.27500000        1,000.00000000                 6.33000%
        A-4        09367MAV1           0.00000000      5.40000000       5.40000000        1,000.00000000                 6.48000%
        A-5        09367MAW9           0.00000000      5.65833304       5.65833304        1,000.00000000                 6.79000%
        A-6        09367MAX7           0.00000000      5.31666642       5.31666642        1,000.00000000                 6.38000%
        A-7        09367MAY5          23.89393539      4.83304655      28.72698194          948.19009189                 5.77375%
        A-8        09367MAZ2           0.00000000      5.19166678       5.19166678        1,000.00000000                 6.23000%
    -------------------------------------------------------------------------------------------------------------------------------
        Total                         15.66486436      5.08969993      20.75456429          959.11066544
    -------------------------------------------------------------------------------------------------------------------------------

                                                                              Class A-7 Rate based on a LIBOR of:        5.59375%
                                                                                                                   --------------















PLEASE DIRECT ANY QUESTIONS OR COMMENTS TO THE FOLLOWING ADMINISTRATOR:

                                                     Jeff Kinney
                                                     The First National Bank of Chicago
                                                     Mail Suite 0126
                                                     Chicago, IL 60670

                                                                                                 Page 1
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 Distribution Date:      25-Aug-98

                                                                                        Group I            Group II
                                                                                 ---------------       ------------
SEC. 7.09 (a)(i)               Scheduled Principal                                   102,497.81          38,743.61
                               Principal Prepayments                               1,308,249.27       1,717,203.03
                               Net Liquidation Proceeds                                    0.00               0.00
                               Paid Principal Carry Forward Amount                         0.00               0.00
                               Remaining Unpaid Principal Carry Forward Amount             0.00               0.00

SEC. 7.09 (a) (ii)             Compensating Interest                                       0.00               0.00
                               Paid Interest Carry Forward Amount                          0.00               0.00
                               Remaining Unpaid Interest Carry Forward Amount              0.00               0.00
                               A-7 Basis Risk Carryover Amount Paid                                           0.00
                               A-7 Basis Risk Carryover Amount Remaining                                      0.00

                                                                                        Group I           Group II           Total
                                                                                  --------------   ----------------  --------------
SEC. 7.09 (a)(iv), (xii)       Aggregate Group Loan Balance:                     130,586,063.37     114,150,983.95   244,737,047.32


SEC. 7.09 (a) (v)              Servicing Fees                                        103,293.22
                               Insurance Premium Amount                               44,933.00
                               Trustee Fee                                             2,892.21

SEC. 7.09 (a)(vii)             Current Delinquency Advances                        1,069,223.37
                               Current Servicing Advances                                  0.00
                               Total unreimbursed Delinquency Advances                     0.00
                               Total unreimbursed Servicing Advances                       0.00

                                                                ----------------------------------------     ----------------------
SEC. 7.09 (a) (viii) (A), (B)                                                     Not in  Foreclosure            In Foreclosure
                                                                ----------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                               Delinquencies                    Period           Number    Prin. Balance     Number   Prin. Balance
                               -------------------------------------------------------------------------     ----------------------
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             953    49,547,667.26          0            0.00
                                                             30-59 Days             150     7,119,419.48          0            0.00
                                          Fixed Group        60-89 Days              51     3,048,892.32          9      379,204.69
                                                               90+ Days              12       907,068.78         20    1,118,390.04
                               -------------------------------------------------------------------------     ----------------------
                                                              1-29 Days             489    49,392,945.94          0            0.00
                                                             30-59 Days              81     8,453,926.71          1       41,968.26
                                          Adj. Group         60-89 Days              22     1,891,921.88          2      138,995.75
                                                               90+ Days               7       562,951.63         16    1,421,451.72
                ----------------------------------------------------------------------------------------     ----------------------

SEC. 7.09 (a)(ix), (x)         Outstanding REO Properties                                       Number       Principal Balance
                                                                                               ----------------------------------
                               * New REO Properties - See separate schedule, if applicable             0                  0.00
SEC. 7.09 (a)(xi)              Insured Payment                                                      0.00
                                Class A-1 Allocation                                                0.00
                                Class A-2 Allocation                                                0.00
                                Class A-3 Allocation                                                0.00
                                Class A-4 Allocation                                                0.00
                                Class A-5 Allocation                                                0.00
                                Class A-6 Allocation                                                0.00
                                Class A-7 Allocation                                                0.00
                                Class A-8 Allocation                                                0.00

                                                                                             Group I                 Group II
                                                                                             ------------           ---------------
SEC. 7.09 (a)(xiii)            Subordinated Amount                                          1,381,229.10             2,166,340.96
                               Subordination Deficit                                                0.00                     0.00
                               Specified Subordinated Amount                                8,097,636.08             8,238,297.46

SEC. 7.09 (a) (xiv)            Substitution Adjustments                                             0.00                     0.00
                               Loan Purchase Price amounts                                          0.00                     0.00

SEC. 7.09 (a)(xv)              Weighted Average Coupon                                          11.1644%                 10.1075%
                               Weighted Average Remaining Term to Maturity                           224                      271

SEC. 7.09 (a)(xvi)             Largest Loan Balance Outstanding                               648,964.18               451,022.18

SEC. 7.09 (a)(xvi)             Available Funds                                              2,142,673.25             2,351,762.70
                               Total Available Funds                                        2,583,253.29             2,683,763.71

                                                                                                 Page 2
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